CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 86 to the Registration Statement on Form N-4 (No. 333-79311) (the “Registration Statement”) of RiverSource® Retirement Advisor Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Account 10 indicated in our report, which appear in Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 333-230376). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 86 to the Registration Statement on Form N-4 (No. 333-79311) (the “Registration Statement”) of RiverSource Retirement Advisor 4 Advantage® Variable Annuity, RiverSource Retirement Advisor 4 Select® Variable Annuity and RiverSource Retirement Advisor 4 Access® Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Account 10 indicated in our report, which appear in Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 333-230376). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 86 to the Registration Statement on Form N-4 (No. 333-79311) (the “Registration Statement”) of RiverSource® RAVA 5 Advantage® Variable Annuity, RAVA 5 Select® Variable Annuity and RAVA 5 Access® Variable Annuity (Offered for contract applications signed prior to April 30, 2012) of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Account 10 indicated in our report, which appear in Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 333-230376). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 86 to the Registration Statement on Form N-4 (No. 333-79311) (the “Registration Statement”) of RiverSource® Retirement Advisor Advantage Variable Annuity and RiverSource® Retirement Advisor Select Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Account 10 indicated in our report, which appear in Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 333-230376). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 86 to the Registration Statement on Form N-4 (No. 333-79311) (the “Registration Statement”) of RiverSource® Retirement Advisor Advantage Plus Variable Annuity and RiverSource® Retirement Advisor Select Plus Variable Annuity of our report dated February 22, 2024 relating to the consolidated financial statements of RiverSource Life Insurance Company and consent to the incorporation by reference in the Registration Statement of our report dated April 22, 2024 relating to the financial statements of each of the divisions of RiverSource Variable Account 10 indicated in our report, which appear in Post-Effective Amendment No. 21 to the Registration Statement on Form N-4 (No. 333-230376). We also consent to the reference to us under the heading “Independent Registered Public Accounting Firm" in such registration statement.
/s/ PricewaterhouseCoopers LLP
Minneapolis, Minnesota
April 22, 2024